UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2011

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33500	05-0563787
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3180 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 496-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 24, 2011, Jazz Pharmaceuticals, Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”) at the Company’s offices located at 3180 Porter Drive, Palo Alto, California, 94304. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 8, 2011 and filed with the U.S. Securities and Exchange Commission on April 12, 2011 (the “Proxy Statement”). The results of the matters presented at the Annual Meeting, based on the presence in person or by proxy of holders of 34,452,087 shares of the 40,671,360 shares of Common Stock of the Company entitled to vote, were as follows:

Proposal 1 was to elect each of Paul L. Berns, Bryan C. Cressey and Patrick G. Enright to a three-year term as Class I directors of the Company expiring at the 2014 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Messrs. Berns, Cressey and Enright were elected as follows:

	For	Withheld	Broker Non-Vote
Paul L. Berns	30,344,548	418,327	3,689,212
Bryan C. Cressey	30,109,916	652,959	3,689,212
Patrick G. Enright	28,989,184	1,773,691	3,689,212

Proposal 2 was to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
32,525,442	1,911,875	14,770	0

Proposal 3 was to approve the Internal Revenue Code Section 162(m) performance criteria and award limits under the Company’s 2007 Equity Incentive Plan. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
22,095,922	8,657,699	9,254	3,689,212

Proposal 4 was to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
30,502,990	236,752	23,133	3,689,212

Proposal 5 was to indicate, on an advisory basis, the preferred frequency of the advisory vote on the compensation of the Company’s named executive officers. “3 Years” was indicated as the preferred frequency. The voting result for this proposal was as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
21,931,093	36,846	8,782,797	12,139	3,689,212

Based on the voting results on Proposal 5 and its consideration of the appropriate voting frequency for the Company at this time, the Company’s Board of Directors resolved on May 24, 2011 that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS, INC.

By:	/s/ Carol A. Gamble
Carol A. Gamble
Senior Vice President and General Counsel

Date: May 25, 2011